May 29, 2015

Supplement to

Statement of Additional Information (“SAI”) dated December 8, 2014.

Effective as of May 22, 2015 and May 28, 2015, respectively, James McKay and David Wasitowski resigned their positions as Trustees of Forefront Income Trust (the “Trust”). Accordingly, all references to Messrs. McKay and Wasitowski as Trustees of the Trust are hereby removed from the SAI.

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This Supplement, and the Prospectus and SAI both dated December 8, 2014, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI both dated December 8, 2014, have been filed with the U.S Securities and Exchange Commission, are incorporated by reference, and may be obtained without charge by calling toll-free (844) 438-3489 or by visiting www.investinfit.com.